                                  AMENDMENT TO

                                   AGREEMENT

                         FOR PURCHASE OF ELECTRIC POWER

                                    BETWEEN

                          COGEN TECHNOLOGIES NJ, INC.

                                      AND

                      JERSEY CENTRAL POWER & LIGHT COMPANY

                                     DATED

                                OCTOBER 29, 1985



         WHEREAS, Cogen Technologies NJ, Inc. ("Seller") and Jersey Central Power & Light Company ("Buyer") entered into an "Agreement for Purchase of Electric Power Between Cogen Technologies NJ, Inc. and Jersey Central Power & Light Company" ("Power Purchase Agreement") dated October 29, 1985; and

         WHEREAS, the Seller and Buyer wish to make certain minor technical changes to the Power Purchase Agreement.

         NOW, THEREFORE, pursuant to Article 18 of the Power Purchase Agreement, the Seller and Buyer agree that the following changes shall be made to the Power Purchase Agreement and are hereby incorporated therein by reference, with the Articles of this Amendment corresponding to the Articles in the Power Purchase Agreement.
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                                      -2-


                                  ARTICLE 12

         On page 18, delete Article 12.1 and substitute the following in lieu thereof:

                12.1 Limitation on Liability for Incidental, Indirect, or Consequential Damages, Losses or Expenses. Except for breaches of this Agreement specified in Article 14.1A and Article 14-1D, neither Buyer nor Seller, nor their respective officers, directors, agents, employees, parent or affiliates, or their respective officers, directors, agents or employees shall be liable to the other Party or its parent, subsidiaries, affiliates, officers, directors, agents, employees, successors or assigns, for any incidental, indirect, or consequential damages, losses or expenses connected with or resulting from breaches of this Agreement, including, without limitation, claims in the nature of loss of revenues, income or profits.

         Except as hereinabove amended, the Power Purchase Agreement shall remain in full force and effect without any further amendment, modification, or alteration.

         IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to the Power Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of this 5th day of September, 1986.


ATTEST:                        COGEN TECHNOLOGIES NJ, INC.


/s/ [Signature appears here]      BY: /s/ Robert C. McNair
-----------------------------       -------------------------------------
   Assistant Secretary                  Robert C. McNair
                                         President

ATTEST:                        JERSEY CENTRAL POWER & LIGHT COMPANY

/s/ C. A. Marks                BY: /s/ B.J. McCarthy
-----------------------------     -------------------------------------
C. A. Marks                         B.J. McCarthy
Assistant Secretary                 Vice President